UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 31, 2006
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Virginia                    000-49929                     82-0545425
------------------------       -----------------            --------------------
    (State or other               (Commission                  (IRS Employer
      jurisdiction                File Number)               Identification No.)
   of incorporation)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02       Results of Operations and Financial Condition.

Access National Corporation (Nasdaq: ANCX) released its unaudited financial results on January 31, 2006 for the quarter and year ended December 31, 2005. A copy of the press release detailing the summary results is attached hereto as
Exhibit 99.1.



Item 7.01       Regulation FD Disclosure.

Access National Corporation (Nasdaq: ANCX) announced on January 31, 2006 that its Board of Directors declared a cash dividend of $.005 per share to shareholders of record as of February 14, 2006, for payment on February 24, 2006. A copy of the press release summarizing the announcement is attached hereto as Exhibit 99.2.



Item 9.01       Financial Statements and Exhibits.

(a)  -  Not applicable.

(b)  -  Not applicable.

(c)  -  Not applicable.

(d)     Exhibits.

        Exhibit 99.1 Press Release, dated January 31, 2006 announcing fourth quarter and 2005 year end financial results.

        Exhibit 99.2 Press Release, dated January 31, 2006 announcing quarterly dividend.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACCESS NATIONAL CORPORATION
                                                     (Registrant)


Date: January 31, 2006                     By: /s/ Michael W. Clarke
                                               ---------------------------------
                                           Name:  Michael W. Clarke
                                           Title: President & Chief Executive
                                                  Officer